UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 20, 2012

UBS-Barclays Commercial Mortgage Trust 2012-C4
(Exact name of issuing entity)

UBS Commercial Mortgage Securitization Corp.
(Exact name of the depositor as specified in its charter)

UBS Real Estate Securities Inc.
Barclays Bank PLC
Natixis Real Estate Capital LLC
General Electric Capital Corporation
RAIT Partnership, L.P.
Redwood Commercial Mortgage Corporation
(Exact name of sponsors as specified in their charters)

Delaware	333-177354-04	45-3587479
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

1285 Avenue of the Americas
New York, New York	10019
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 20, 2012 (the “Closing Date’), UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2012 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as operating advisor, and U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian, of UBS Commercial Mortgage Trust 2012-C4, Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB Certificates (collectively, the “Public Certificates”), (ii) the Class A-S, Class X-A, Class X-B, Class B, Class C, Class D, Class E, Class F, Class G, Class R and Class LR Certificates (collectively, the “Private Certificates”) and (iii) the Class V Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $1,019,267,000, were sold to UBS Securities LLC (“UBSS”), Barclays Capital Inc. (“BC”), Natixis Securities Americas LLC (“Natixis”), Citigroup Global Markets Inc. (“Citi”) and Drexel Hamilton, LLC (“Drexel” and, together with UBSS, BC, Natixis and Citi, the “Principals”), pursuant to an Underwriting Agreement, dated December 6, 2012 (the “Underwriting Agreement”), among the Depositor and the Principals.  UBSS and BC are acting as the co-lead managers.  The Public Certificates were offered by the Principals for sale to the public, pursuant to the Depositor’s prospectus, dated December 3, 2012, as supplemented by the prospectus supplement, dated December 6, 2012, in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $436,829,493, were sold to the Principals pursuant to a Certificate Purchase Agreement, dated December 11, 2012, among the Depositor and the Principals.  The Class V Certificates were sold to a third party investor.  The Private Certificates and the Class V Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in UBS-Barclays Commercial Mortgage Trust 2012-C4 (the “Issuing Entity”), a New York common law trust fund formed pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 91 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 131 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) UBS Real Estate Securities Inc. (“UBSRES”), pursuant to a Mortgage Loan Purchase Agreement, dated December 20, 2012 (the “UBSRES Mortgage Loan Purchase Agreement”), between the Depositor and UBSRES, (ii) Barclays Bank PLC (“Barclays”), pursuant to a Mortgage Loan Purchase Agreement, dated December 20, 2012 (the “Barclays Mortgage Loan Purchase Agreement”), between the Depositor and Barclays, (iii) Natixis Real Estate Capital Inc. (“NREC”), pursuant to a Mortgage Loan Purchase Agreement, dated December 20, 2012 (the “NREC Mortgage Loan Purchase Agreement”), between the Depositor and NREC, (iv) General Electric Capital Corporation (“GECC”), pursuant to a Mortgage Loan Purchase Agreement, dated December 20, 2012 (the “GECC Mortgage Loan Purchase Agreement”), between the Depositor and GECC, (v) RAIT Partnership, L.P. (“RAIT”), pursuant to a Mortgage Loan Purchase Agreement, dated December 20, 2012 (the “RAIT Mortgage Loan Purchase Agreement”), between the Depositor and RAIT and (vi) Redwood Commercial Mortgage Corporation (“RCMC”), pursuant to a Mortgage Loan Purchase Agreement, dated December 20, 2012 (together with the UBSRES Mortgage Loan Purchase Agreement, the Barclays Mortgage Loan Purchase Agreement, the NREC Mortgage Loan Purchase Agreement, the GECC Mortgage Loan Purchase Agreement and the RAIT Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and RCMC.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from UBSRES, Barclays, NREC, GECC, RAIT and RCMC.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable to the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,763,870.25, were approximately $1,561,575,979.43.  Of such expenses paid by the Depositor, approximately $0.00 were paid directly to affiliates of the Depositor, $118,750.00 in the form of fees were paid to the Principals, and $5,645,120.25 were other expenses.  All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses.  No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales has been previously provided on the Depositor's Current Report on Form 8-K, filed December 19, 2012 (including, as to the price per class of Public Certificates, on Schedule I to the Underwriting Agreement filed as an exhibit thereto) and in its prospectus supplement, dated December 6, 2012 to the prospectus, dated December 3, 2012.  The related registration statement (File No. 333-177354) was originally declared effective on February 10, 2012, as amended by the Post-Effective Amendment No. 1 to the Registration Statement, which was filed with the Securities and Exchange Commission on September 24, 2012 and which became effective on October 3, 2012.

The Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

The Underwriting Agreement is attached as an exhibit to the Depositor’s Form 8-K filed with the Securities and Exchange Commission on December 19, 2012.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits

Exhibit 4
Pooling and Servicing Agreement, dated as of December 1, 2012, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as operating advisor, and U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 20, 2012.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 20, 2012 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated December 20, 2012 (included as part of Exhibit 5).

Exhibit 99.1
Mortgage Loan Purchase Agreement, dated December 20, 2012, between UBS Real Estate Securities Inc. and UBS Commercial Mortgage Securitization Corp., pursuant to which UBS Real Estate Securities Inc. sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.2
Mortgage Loan Purchase Agreement, dated December 20, 2012, between Barclays Bank PLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Barclays Bank PLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.3
Mortgage Loan Purchase Agreement, dated December 20, 2012, between Natixis Real Estate Capital LLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Natixis Real Estate Capital LLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.4
Mortgage Loan Purchase Agreement, dated December 20, 2012, between General Electric Capital Corporation and UBS Commercial Mortgage Securitization Corp., pursuant to which General Electric Capital Corporation sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.5
Mortgage Loan Purchase Agreement, dated December 20, 2012, between RAIT Partnership L.P. and UBS Commercial Mortgage Securitization Corp., pursuant to which RAIT Partnership L.P. sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Exhibit 99.6
Mortgage Loan Purchase Agreement, dated December 20, 2012, between Redwood Commercial Mortgage Corporation and UBS Commercial Mortgage Securitization Corp., pursuant to which Redwood Commercial Mortgage Corporation sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 20, 2012	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP.

	By:	/s/ Siho Ham
Name: Siho Ham
Title: Associate Director

	By:	/s/ Jackson Sastri
Name: Jackson Sastri
Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4
Pooling and Servicing Agreement, dated as of December 1, 2012, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as operating advisor, and U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 20, 2012.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 20, 2012 (included as part of Exhibit 5).	(E)

23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated December 20, 2012 (included as part of Exhibit 5).	(E)

99.1
Mortgage Loan Purchase Agreement, dated December 20, 2012, between UBS Real Estate Securities Inc. and UBS Commercial Mortgage Securitization Corp., pursuant to which UBS Real Estate Securities Inc. sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)

99.2
Mortgage Loan Purchase Agreement, dated December 20, 2012, between Barclays Bank PLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Barclays Bank PLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)

99.3
Mortgage Loan Purchase Agreement, dated December 20, 2012, between Natixis Real Estate Capital LLC and UBS Commercial Mortgage Securitization Corp., pursuant to which Natixis Real Estate Capital LLC sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)

99.4
Mortgage Loan Purchase Agreement, dated December 20, 2012, between General Electric Capital Corporation and UBS Commercial Mortgage Securitization Corp., pursuant to which General Electric Capital Corporation sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.
(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

99.5
Mortgage Loan Purchase Agreement, dated December 20, 2012, between RAIT Partnership L.P. and UBS Commercial Mortgage Securitization Corp., pursuant to which RAIT Partnership L.P. sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.

99.6
Mortgage Loan Purchase Agreement, dated December 20, 2012, between Redwood Commercial Mortgage Corporation and UBS Commercial Mortgage Securitization Corp., pursuant to which Redwood Commercial Mortgage Corporation sold certain mortgage loans to UBS Commercial Mortgage Securitization Corp.